UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 13, 2011

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(978) 752-1700
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On October 13, 2011, Implant Sciences Corporation (the “Company”) and DMRJ Group LLC (“DMRJ”), entered into an Omnibus Seventh Amendment to Credit Agreement and Ninth Amendment to Note and Warrant Purchase Agreement (the “Amendment”), pursuant to which Section 1(c) of the Sixth Omnibus Amendment was deleted and is of no further force or effect. Section 1(c) of the Sixth Omnibus Amendment, dated September 29, 2011, had required the Company to repay sufficient amounts of its outstanding indebtedness and other amounts owing to DMRJ such that, as of December 31, 2011, the Company’s outstanding obligations owed to DMRJ would not exceed $15,000,000.

The Company’s subsidiaries, Accurel Systems International Corporation, C Acquisition Corp. and IMX Acquisition Corp., each of which has guaranteed the Company’s obligations under the notes described above, joined in the execution of the Amendment and reconfirmed their respective obligations as guarantors under the Company’s credit documents.

Item 2.02	Results of Operations and Financial Condition

On October 19, 2011, the Company issued a press release announcing its financial results for the fourth quarter and fiscal year ended June 30, 2011.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures in Item 1.01 above, which are incorporated herein by this reference.

Item 7.01	Regulation FD Disclosure

On October 17, 2011, the Company issued a press release announcing the events described in Item 1.01 above. On October 19, 2011, the Company issued a press release announcing the events described in Item 2.02 above. The press releases are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and are incorporated herein by this reference. The press releases and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.                         Description

10.1	Omnibus Seventh Amendment to Credit Agreement and Ninth Amendment to Note and Warrant Purchase Agreement, dated as of October 13, 2011, between Implant Sciences Corporation and DMRJ Group LLC

99.1	Press Release of Implant Sciences Corporation, dated October 17, 2011

99.2	Press Release of Implant Sciences Corporation, dated October 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Roger P. Deschenes
Roger P. Deschenes
Vice President, Finance and Chief Financial Officer
Date:  October 19, 2011

EXHIBIT INDEX

Exhibit No.                         Description

10.1	Omnibus Seventh Amendment to Credit Agreement and Ninth Amendment to Note and Warrant Purchase Agreement, dated as of October 13, 2011, between Implant Sciences Corporation and DMRJ Group LLC

99.1	Press Release of Implant Science Corporation, dated October 17, 2011

99.2	Press Release of Implant Sciences Corporation, dated October 19, 2011